EXECUTION VERSION

THIRD AMENDMENT TO
RECEIVABLES FINANCING AGREEMENT

THIRD AMENDMENT, dated as of May 7, 2020 (this “Amendment”), to the RECEIVABLES FINANCING AGREEMENT, dated as of May 10, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among CINCINNATI BELL FUNDING LLC, a Delaware limited liability company (the “U.S. Borrower”) and CINCINNATI BELL FUNDING CANADA LTD., an Ontario corporation, as Borrowers (together with the U.S. Borrower, the “Borrowers”), CINCINNATI BELL INC., an Ohio corporation (“CB”, the “U.S. Servicer” and the “Performance Guarantor”) and ONX ENTERPRISE SOLUTIONS LTD., an Ontario corporation (together with the U.S. Servicer, the “Servicers”), as Servicers, THE VARIOUS LENDERS, LC PARTICIPANTS AND GROUP AGENTS FROM TIME TO TIME PARTY THERETO, PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as issuer of Letters of Credit, and PNC CAPITAL MARKETS (the “Structuring Agent”), a Pennsylvania limited liability company, as Structuring Agent.

RECITALS

1.The parties to the Agreement desire to amend the Agreement as hereinafter set forth.

2.Concurrently herewith, the parties hereto are entering into that certain Eleventh Amended and Restated Fee Letter (the “Fee Letter”).

3.Concurrently herewith, the U.S. Borrower, as seller, the U.S. Servicer and the Administrator, as buyer, are entering into that certain Second Amendment to the Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”).

NOW THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Certain Defined Terms.  Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2.Amendments to the Agreement.  The Agreement is hereby amended as follows:

2.1Section 1.26 of the Agreement is replaced in its entirety with the following:

Section 1.26Successor CDOR, Euro-Rate or LMIR Index

(a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if the Administrator determines that a Benchmark Transition Event or an Early Opt-in Event has occurred with respect to CDOR, the Euro-Rate or LMIR, the Administrator and the Borrowers may

amend this Agreement to replace CDOR, the Euro-Rate or LMIR with a Benchmark Replacement for U.S. Dollars or Canadian Dollars, as applicable; and any such amendment will become effective at 5:00 p.m. New York City time on the fifth (5th) Business Day after the Administrator has provided such proposed amendment to all Group Agents, so long as the Administrator has not received, by such time, written notice of objection to such amendment from Group Agents comprising the Majority Group Agents. Until the Benchmark Replacement with respect to CDOR, the Euro-Rate or LMIR, as applicable, is effective, each advance, conversion and renewal of a Loan will continue to bear interest with reference to CDOR, the Euro-Rate or LMIR, as applicable; provided, however, that during a Benchmark Unavailability Period (i) any pending selection of, conversion to or renewal of a Loan bearing interest by reference to CDOR, the Euro-Rate or LMIR that has not yet gone into effect shall be deemed to be a selection of, conversion to or renewal of the Base Rate with respect to such Loan, and such Loan shall bear interest by reference to the Base Rate, and (ii) all outstanding Loans bearing interest by reference to CDOR, the Euro-Rate or LMIR shall automatically be (A) if in U.S. Dollars, converted to the Base Rate at the expiration of the existing Interest Period (or sooner, if Administrator cannot continue to lawfully maintain such affected Loan under the Euro-Rate or LMIR) and (B) if in Canadian Dollars, converted to a Loan in U.S. Dollars under the Base Rate in the U.S. Dollar Equivalent amount of such Loan at the expiration of the existing Interest Period (or sooner, if Administrator cannot continue to lawfully maintain such affected Loan under CDOR).

(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrator will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(c) Notices; Standards for Decisions and Determinations. The Administrator will promptly notify the Borrowers and the Group Agents of (i) the implementation of any Benchmark Replacement, (ii) the effectiveness of any Benchmark Replacement Conforming Changes and (iii) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrator or the Group Agents pursuant to this Section 1.26 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 1.26.

(d) Certain Defined Terms. As used in this Section 1.26:

“Benchmark Replacement” means, with respect to any Loan, the sum of: (a) the alternate benchmark rate that has been selected by the Administrator and the Borrowers for Loans in U.S. Dollars or Canadian Dollars, as applicable, giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body with respect to Loans in U.S. Dollars or Canadian Dollars, as applicable or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to CDOR, the Euro-Rate or LMIR, as applicable, for (A) with respect to Loans in U.S. Dollars, U.S. dollar-denominated credit facilities or (B) with respect to Loans in Canadian Dollars, U.S. credit facilities providing for loans in such Canadian Dollars and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of CDOR, the Euro-Rate or LMIR, as applicable, with an alternate benchmark rate for each applicable Interest Period for Loans in U.S. Dollars or Canadian Dollars, as applicable, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrator and the Borrowers (a) giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of CDOR, the Euro-Rate or LMIR, as applicable, with the applicable Benchmark Replacement for Loans in U.S. Dollars or Canadian Dollars, as applicable (excluding such spread adjustment) by the Relevant Governmental Body with respect to Loans in U.S. Dollars or Canadian Dollars, as applicable, or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for such replacement of the Euro-Rate for (A) with respect to Loans in U.S. Dollars, U.S. dollar-denominated credit facilities or (B) with respect to Loans in Canadian Dollars, U.S. credit facilities providing for loans in such Canadian Dollars and (b) which may also reflect adjustments to account for (i) the effects of the transition from the CDOR, the Euro-Rate or LMIR, as applicable, to the applicable Benchmark Replacement for Loans in U.S. Dollars or Canadian Dollars, as applicable and (ii) yield- or risk-based differences between the CDOR, the Euro-Rate or LMIR, as applicable, and the applicable Benchmark Replacement for Loans in U.S. Dollars or Canadian Dollars, as applicable.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement for Loans in U.S. Dollars or Canadian Dollars, as applicable, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrator decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement for such Loans in U.S. Dollars or Canadian Dollars, as applicable, and to permit the administration thereof by the Administrator in a manner substantially consistent with market practice in the United States (or, if the Administrator decides that adoption of any portion of such market practice is not administratively feasible or if the Administrator determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrator decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to CDOR, the Euro-Rate or LMIR, as applicable:

(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of CDOR, the Euro-Rate or LMIR, as applicable, permanently or indefinitely ceases to provide CDOR, the Euro-Rate or LMIR, as applicable, or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the CDOR, the Euro-Rate or LMIR, as applicable:

(1) a public statement or publication of information by or on behalf of the administrator of CDOR, the Euro-Rate or LMIR, as applicable, announcing that such administrator has ceased or will cease to provide CDOR, the Euro-Rate or LMIR, as applicable,, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide CDOR, the Euro-Rate or LMIR, as applicable;

(2) a public statement or publication of information by a Governmental Authority having jurisdiction over the Administrator, the regulatory supervisor for the administrator of CDOR, the Euro-Rate or LMIR, as applicable, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the CDOR, the Euro-Rate or LMIR, as applicable, a resolution authority with jurisdiction over the administrator for the CDOR, the Euro-Rate or LMIR, as applicable, or a court or an entity with similar insolvency or resolution authority over the administrator for the CDOR, the Euro-Rate or LMIR, as applicable, which states that the administrator of CDOR, the Euro-Rate or LMIR, as applicable, has ceased or will cease to provide CDOR, the Euro-Rate or LMIR, as applicable, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide CDOR, the Euro-Rate or LMIR, as applicable; or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of CDOR, the Euro-Rate or LMIR, as applicable, or a Governmental Authority having jurisdiction over the Administrator announcing that CDOR, the Euro-Rate or LMIR, as applicable, is no longer representative.

“Benchmark Unavailability Period” means, with respect to Loans in U.S. Dollars or Canadian Dollars, as applicable, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to CDOR, the Euro-Rate or LMIR, as applicable, and solely to the extent that CDOR, the Euro-Rate or LMIR, as applicable, has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date for Loans in U.S. Dollars or Canadian Dollars, as applicable, has occurred if, at such time, no Benchmark Replacement for Loans in U.S. Dollars or Canadian Dollars, as applicable, has replaced CDOR, the Euro-Rate or LMIR, as applicable, for all purposes hereunder in accordance with Section 1.26 and (y) ending at the time that a Benchmark Replacement for such Loans in U.S. Dollars or Canadian Dollars, as applicable, has replaced CDOR, the Euro-Rate or LMIR, as applicable, for all purposes hereunder pursuant to Section 1.26.

“Early Opt-in Event” means a determination by the Administrator that (a) with respect to Loans in U.S. Dollars, U.S. dollar-denominated credit facilities being executed at such time, or that include language similar to that contained in this Section 1.26, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Euro-Rate or LMIR or (b) with respect to Loans in Canadian Dollars, U.S. credit facilities providing for loans in Canadian Dollars being executed at such time, or that include language similar to that contained in this Section 1.26, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace CDOR.

“Relevant Governmental Body” means (a) the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto and (b) with respect to Loans in Canadian Dollars, in addition to the Persons named in clause (a) of this definition, the comparable Governmental Authority or other applicable Person for loans in such Canadian Dollars as determined by the Administrator in its sole discretion.

2.2The following new Section 5.10 is added to the Agreement:

Section 5.10Euro-Rate Notification.  Section 1.26 of this Agreement provides a mechanism for determining an alternative rate of interest in the event that one or more Relevant Interbank Market offered rates is no longer available or in certain other circumstances. The Administrator does not warrant or accept any responsibility for and shall not have any liability with respect to, the administration, submission or any other matter related to any Relevant Interbank Market offered rate or other rates in the definition of CDOR, the Euro-Rate or LMIR or with respect to any alternative or successor rate thereto, or replacement rate therefor.

2.3The defined term “Onx Lease Receivables” set forth in Exhibit I of the Agreement is deleted in its entirety.

2.4The definition of “CAD-USD VaR Percentage” set forth in Exhibit I of the Agreement is amended by deleting the percentage “6.0%” where it appears therein and substituting “4.0%” therefor.

2.5The definition of “LMIR” set forth in Exhibit I of the Agreement is amended by deleting the percentage “0.00%” where it appears in clause clause (a) thereof and substituting “0.75%” therefor.

2.6The definition of “Eligible Receivable” set forth in Exhibit I of the Agreement is amended by deleting the phrase “or any Onx Lease Receivable” where it appears in clause (r) thereof.

2.7The definition of “Euro-Rate” set forth in Exhibit I of the Agreement is amended by deleting the percentage “0.00%” where it appears in clause clause (a) thereof and substituting “0.75%” therefor.

2.8The definition of “Facility Limit” set forth in Exhibit I of the Agreement is amended by deleting the amount “$225,000,000” where it appears therin and substituting “200,000,000” therefor.

2.9The definition of “Facility Termination Date” set forth in Exhibit I of the Agreement is amended by deleting the date “May 10, 2021” where it appears therein and substituting “May 4, 2023” therefor.

2.10The definition of “Scheduled Termination Date” set forth in Exhibit I of the Agreement is amended by deleting the date “May 7, 2020” where it appears therein and substituting “May 6, 2021” therefor.

2.11Schedule II of the Agreement is replaced in its entirety with Schedule II attached hereto.

2.12Schedule III of the Agreement is replaced in its entirety with Schedule III attached hereto.

2.13Schedule IV of the Agreement is replaced in its entirety with Schedule IV attached hereto.

2.14Annex H of the Agreement is replaced in its entirety with Annex H attached hereto.

2.15Annex I of the Agreement is replaced in its entirety with Annex I attached hereto.

SECTION 3.Representations and Warranties.  Each of the Borrower, the Servicer and the Performance Guarantor hereby represents and warrants to the Administrator, each Secured Party as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Agreement are true and correct as of the date hereof and after giving effect to this Amendment (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, after giving effect to this Amendment, are within its organizational powers and have been duly authorized by all necessary organizational action on its part.  This Amendment and the Agreement, after giving effect to this Amendment, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)No Default. After giving effect to this Amendment, no Event of Default, Unmatured Event of Default or Servicer Default exists or shall exist.

SECTION 4.Effect of Amendment.  All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5.Effectiveness.  This Amendment shall become effective as of the date hereof, upon the Administrator’s receipt of:

(a)duly executed counterparts of this Amendment from each of the parties hereto;

(b)duly executed counterparts of the RPA Amendment; and

(c)duly executed counterparts of the Fee Letter.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

SECTION 7.Governing Law.  THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

SECTION 8.Severability.  If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.

SECTION 9.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CINCINNATI BELL FUNDING LLC,
as U.S. Borrower

By: /s/ Joshua T. Duckworth
Name: Joshua T.  Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

CINCINNATI BELL INC., as U.S. Servicer and as Performance Guarantor

By: /s/ Joshua T. Duckworth
Name: Joshua T.  Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

CINCINNATI BELL FUNDING CANADA LTD., as Canadian Borrower

By:  /s/ Joshua T. Duckworth
Name: Joshua T. Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

OnX Enterprise Solutions Ltd., as Canadian Servicer

By: /s/ Joshua T. Duckworth
Name: Joshua T. Duckworth
Title: Vice President of Treasury,
Corporate Finance and Investor Relations

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Lender and Group Agent for the PNC Group

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and LC Bank

By: /s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

PNC CAPITAL MARKETS LLC,
as Structuring Agent

By: /s/ Michael Brown
Name: Michael Brown
Title: Managing Director

REGIONS BANK,
as a Group Agent, as an LC Participant, as a Related Committed Lender

By: /s/ Kathy L. Myers
Name: Kathy L. Myers
Title: Managing Director